UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2011
ALKERMES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-14131	23-2472830
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

852 Winter Street
Waltham, Massachusetts	02451-1420
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (781) 609-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On September 8, 2011, Alkermes, Inc. (the “Company”) held a special meeting (the “Special Meeting”) of its shareholders to consider and vote on (i) a proposal to adopt the Business Combination Agreement and Plan of Merger dated as of May 9, 2011 (the “Business Combination Agreement”) by and among Elan Corporation, plc, the Company, Antler Science Two plc (f/k/a Antler Science Two Limited) (“New Alkermes”), Antler Acquisition Corp., a wholly owned indirect subsidiary of New Alkermes (“Merger Sub”), and certain other parties thereto, pursuant to which, as part of the business combination provided for in the Business Combination Agreement, Merger Sub will merge with and into the Company; (ii) a proposal to create distributable reserves of New Alkermes through a reduction in the share premium account of New Alkermes; and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including for the purpose of permitting further solicitation of proxies.
Only shareholders of record as of the close of business on August 1, 2011 were entitled to vote at the Special Meeting. At the Special Meeting, 82,848,128 shares of common stock of the Company were represented in person or by proxy and entitled to vote, constituting a quorum for the purposes of the vote.
The final voting results with respect to the proposal to adopt the Business Combination Agreement are set forth below:

For	Against	Abstain
82,763,043	66,371	18,714
The final voting results with regard to the proposal to create distributable reserves of New Alkermes are set forth below:

For	Against	Abstain
82,687,472	134,290	26,366
In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies. The adjournment proposal, which was unnecessary in light of the attendance at the meeting and the approval of the adoption of the Business Combination Agreement by the Company’s shareholders as indicated above, was not submitted to the Company’s shareholders for approval at the Special Meeting.
Item 8.01. Other Events
On September 8, 2011, the Company issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press release issued by Alkermes, Inc. on September 8, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2011	ALKERMES, INC.
	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Alkermes, Inc. on September 8, 2011.

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